Exhibit 99.1

RBC Capital Markets Bondholder Luncheon February 8, 2011

This presentation contains forward-looking statements. All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report. Actual experience may differ and such differences may be material. Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance. Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-Looking Statements

NYSE Amex: GOK Seismic Industry Overview

Competitive Landscape

Company	Data Acquisition					Data Proc.	Equip.
	Marine Streamer	Land		Shallow Water	M-C Library		
		Intl.	North America				
CGG Veritas (Sercel)	✓	✓	✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓		✓	✓	✓	✓
PGS	✓				✓	✓	
Geokinetics		✓	✓	✓	✓	✓	
BGP	✓	✓		✓		✓	✓
TGS Nopec					✓	✓	
ION Geophysical					✓	✓	✓
Dawson			✓			✓	
Global Geophysical		✓	✓	✓	✓	✓	
OYO Geospace							✓
Seitel					✓	✓	
Tidelands			✓	✓			
Mitcham							✓

NYSE Amex: GOK
4

NYSE Amex: GOK 5 Industry Dynamics Earnings volatility reflects varying crew profitability due to: Fluctuations in job size and location Utilization of crews Timing of crew moves Seasonality in operations (Canadian working season and thaw, rainy season in Latin America, monsoon season and whale migrations in Far East / Australia) Multi-Client data library “late sales” revenue recognition unpredictable Budgeting cycles of National Oil Companies (NOCs) and International Oil Companies (IOCs) tend to be more strategic and longer term in nature Technical advances (3D seismic, hydraulic fracturing and horizontal drilling) are bringing new activity in regions with known hydrocarbon systems Increasing demand for seabed seismic data acquisition (Transition Zone, Ocean Bottom Cable and 4D)

NYSE Amex: GOK 6 Capital Budget Survey Results Global exploration and production (E&P) expenditures are expected to increase by 11% in 2011 North America: U.S. E&P spending estimated to increase by 8% and Canada E&P spending estimated to increase by 5% in 2011 International E&P spending estimated to increase by 12% in 2011 ~45% of respondents expect to spend a greater share of capex on exploration in 2011 versus 2010 Source: Barclays Capital – The Original E&P Spending Survey, December 15, 2010 E&P Spending Budgets $86.6 $31.1 $324.1 $32.6 $363.3 $93.6 $0 $50 $100 $150 $200 $250 $300 $350 $400 US Canada International ($ in billions) 2010 2011

Company Overview

NYSE Amex: GOK 8 Geokinetics At A Glance Transition Zone Ocean Bottom Cable Land and Multi-Client Data Processing www.geodev.com Worldwide leader in TZ/shallow water seismic data acquisition Purpose-built vessels designed for cost-effective mobilization by air, land or sea Up to 65’ in length, ultra shallow draft vessels Capable of operating 150 ft. water depth Launched OBC operations Q4 2007 First operator of Sercel SeaRay (2 systems) Offshore capabilities to 500 ft. water depth Improving OBC capabilities Geotiger Series II Marine Fleet Extensive onshore capabilities, including: Mountain, jungle, desert and arctic terrain Growing onshore Multi-Client library ~ 8,700 square miles and ~2,377 linear miles (includes jobs in progress) Two Processing Centers (Houston, London) Three satellite processing centers (Luanda, Rio, Calgary) 13,000+ CPU Equivalent Capacity

NYSE Amex: GOK 9 Geographic Reach Canada 4 (Land) USA 8 (Land) Mexico 3 (2 Land, 1 OBC) Algeria 1 (Land) Alaska 1 (Land) Brazil 2 (Land) Malaysia 1 (TZ/Land) Bangladesh 1 (TZ/Land) Angola 2 (Land) Cameroon 1 (Land) Colombia 1 (Land) Peru 2 (Land) Libya 1 (Land) Bolivia 1 (Land) Trinidad 1 (Land) Australia 3 (2 Land/1 TZ) Indonesia 1 (OBC) Notes: (1) Crews vary in size and can be increased, decreased, split or combined depending on the job (2) “Active” crew defined as a crew that is currently generating revenue or currently mobilizing Offices Data Processing Centers 34 crews in place (~26 active) as of February 1, 2011

NYSE Amex: GOK 10 Backlog Details Note: PGS Onshore backlog included as of 1Q10 Backlog Metrics as of 9/30/10 Backlog History $416.5 $413.5 $508.7 $548.3 $416.3 $318.3 $259.0 $190.2 $427.5 $519.3 $641.7 $0 $100 $200 $300 $400 $500 $600 $700 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 ($ in millions) Intl. Backlog Split By Project Type 49% 51% OBC/TZ Land Geographic Backlog Split 81% 6% 13% International NA Proprietary & DP NA Multi-Client Intl. Backlog Split By Customer Type 46% 54% NOC Other

NYSE Amex: GOK 11 Solid Bid Activity Note: Bid data changes daily and the changes can be significant depending on the job specs Bid Metrics as of February 1, 2011 $ in millions Region Outstanding Bids Expected Bids ( ~ 60-90 days) Job Type Outstanding Bids Expected Bids ( ~ 60-90 days) Australasia $94 $139 Land Bids $1,030 $242 % of Total 8% 43% % of Total 88% 76% EAME $113 $38 TZ Bids $12 $42 % of Total 10% 12% % of Total 1% 13% Far East $80 $67 OBC Bids $50 $30 % of Total 7% 21% % of Total 4% 9% Latin America $350 $20 Hybrid Bids (OBC/TZ/Land) $68 $0 % of Total 30% 6% % of Total 6% 0% Canada $4 $1 Misc. (marine, tests, etc) $2 $0 % of Total 0% 0% % of Total 0% 0% United States $521 $50 P&I (external) $14 $5 % of Total 44% 16% % of Total 1% 1% P&I (external) $14 $5 Total $1,176 $319 % of Total 1% 1% % of Total 100% 100% Total $1,176 $319 % of Total 100% 100%

NYSE Amex: GOK 12 Crew Count Averages Increasing Notes: (1) Crews vary in size and can be increased, decreased, split or combined depending on the job 1Q10A 2Q10A 3Q10A 4Q10E U.S. 5.5 6 6.5 7 Canada 2.5 0 0.5 1 Total 8 6 7 8 1Q10A 2Q10A 3Q10A 4Q10E Latin America 3 2.5 4.5 6 EAME 2.5 3 4 4 Australasia/Far East 1.5 1.5 1.5 2 Total 7 7 10 12 1Q10A 2Q10A 3Q10A 4Q10E OBC 0.75 1 0.75 1 TZ 0.75 0.25 0.75 0.5 Land (International Proprietary) 5.5 5.75 8 10.5 Land (NA Proprietary) 7.5 5 5 4 Land (NA Multi-Client) 0.5 1 1.5 4 Streamer (3rd Party) 0 0 1 0 Total 15 13 17 20 North America Crew Count Averages International Crew Count Averages Crew Count Averages By Job Type

NYSE Amex: GOK 13 Diversified Customer Base Solid relationships with National Oil Companies (NOCs), International Oil Companies (IOCs) and independent oil and natural gas producers No one customer represented more than 11% of total revenues in 1Q-3Q 2010

NYSE Amex: GOK 14 Historical and Pro Forma Financials Notes: *Adjusted EBITDA excludes $1.4 million of one-time, non-recurring costs in 3Q06 related to the Grant Geophysical acquisition *Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment *Actual and Pro Forma 2009 and actual 1H10 adjusted EBITDA excludes $1.3 million and $5.0 million, respectively, of one-time, non-recurring costs related to the PGS Onshore acquisition and integration Historical and Pro Forma Revenue & Adjusted EBITDA Trends $62.2 $225.3 $357.7 $474.6 $511.0 $359.2 $753.4 $711.1 $1.4 $23.3 $34.4 $65.0 $88.3 $4.5 $136.9 $98.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 2005 2006 2007 2008 2009 1Q-3Q 2010 2008 PF 2009 PF ($ in millions) Revenue Adjusted EBITDA

NYSE Amex: GOK 15 Capitalization and Credit Statistics (1) Based on GOK closing stock price of $8.78 on 2/1/11 and 17.7 million shares outstanding as of 9/30/10 (2) Calculated based on revolver availability of $14 million plus unrestricted cash of $53.8 million as of 9/30/10 Capitalization as of 9/30/2010 ($ millions) Cash, Cash Equivalents and Restricted Cash $57.3 Debt Senior Secured Revolving Credit Facility Due 2013 $26.0 Capital Leases and Foreign Lines of Credit 2.8 Senior Secured Notes Due 2014, Net of Discount 295.2 Total Debt 324.0 Mandatory Redeemable Series C Pfd. Stock 32.3 Total Debt including Series C pfd. Stock 356.3 Mezzanine Equity 72.9 Stockholder's Equity 59.2 Total Book Capitalization $488.4 Total Debt/Book Capitalization 66.3% Net Debt/Book Capitalization 54.6% Enterprise Value (1) $527.3 Liquidity (2) $67.8

NYSE Amex: GOK 16 Capital Expenditures and Multi-Client Investments Over $290 million invested since 2007 to upgrade US crews, expand recording and seabed capacity, implement worldwide ERP system and enter the OBC and Multi-Client markets Capital budget guided to ~$43 million for 2010 as of 9/30/10 Multi-Client investment anticipated to be ~$51 million in 2010 (subject to required pre-funding levels) as of 9/30/10 PGS Onshore invested ~$138 million into Multi-Client data library ’07-’09 Historical and Pro Forma Capital Expenditure and Multi-Client Investments $94.7 $77.1 $38.8 $42.9 $113.1 $51.4 $10.7 $50.9 $62.9 $14.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2007 2008 2009 2010E 2008 PF 2009 PF ($ in millions) Capital Expenditures Multi-Client Investments

NYSE Amex: GOK 17 HSE Performance Continues to Improve

NYSE Amex: GOK 18 Competitive Advantages Specialized Expertise in Challenging Environments Proven International Operating Expertise Global Presence (infrastructure/assets/people) Extensive Onshore Multi-Client Data Library (including U.S. shale plays) Solid Relationships with Diversified Customer Base (including NOCs)

NYSE Amex: GOK Business Segment Outlook

NYSE Amex: GOK 20 North America Data Acquisition Market dynamics improving Overcapacity issues have abated as channel count per crew has increased ~$521 million in bids outstanding 4Q 2010 U.S. bid activity: Number of bids: 101 (+46% y/y) Total bid amount: ~$307 million (+116% y/y) Upside potential for Multi-Client license transfer fees related to recent M&A activity Focus remains on Multi-Client opportunities Recently signed contracts in the Niobrara shale for ~1821 square miles ~43% of 3D data and ~73% of 2D data in library was shot in unconventional plays (includes jobs in progress) Inquiries remain elevated Multi-Client backlog $82 million as of 9/30/10 1Q10A 2Q10A 3Q10A 4Q10E U.S. 5.5 6 6.5 7 Canada 2.5 0 0.5 1 Total 8 6 7 8 North America Crew Count Averages

NYSE Amex: GOK 21 Extensive Multi-Client Library (1) Upon completion of jobs in progress Conventional Multi-Client Data Library Willow Bend 3D 35 square miles Patrick Draw 3D 290 square miles Wichita Mountain Front 3D 3,077 square miles Ultra Deep Regional 2D 125 linear miles Hearne East and Flynn 3D 488 square miles Crockett 3D 455 square miles Key Creek North 3D 505 square miles High Density Alaska Foothills 2D 519 linear miles Bradford County 3D 1,338 square miles (1) Waynesburg 3D 420 square miles (1) Shelby South 3D 169 square miles (1) Total as of 2/1/11 8,700 square miles (~ 5.6 million acres) 2,377 linear miles Marcellus 2D 1733 linear miles (1) Taloga 3D 102 square miles Goshen 3D 644 square miles (1) Weld County 3D 1004 square miles (1) Unconventional Multi-Client Data Library 20 Mile Creek 3D 173 square miles (1)

NYSE Amex: GOK 22 International Data Acquisition Strong bidding activity continues and project awards expected to unwind Latin America: ~$350 million in bids outstandingawards expected near-term OBC crew winding down in Indonesia (estimated completion late February) Second OBC crew in Mexico Preliminary testing currently being performed to define final parameters Potential for both onshore and shallow water Multi-Client work Continue to focus on more profitable shallow water opportunities Utilization continues to improve (crucial to realizing higher margins) 1Q10A 2Q10A 3Q10A 4Q10E Latin America 3 2.5 4.5 6 EAME 2.5 3 4 4 Australasia/Far East 1.5 1.5 1.5 2 Total 7 7 10 12 International Crew Count Averages

NYSE Amex: GOK 23 Significant International Exposure Expect majority of revenues to continue to be generated internationally Shallow water projects comprise ~49% of international backlog as of 9/30/10 Approximately 46% of international backlog is with NOCs as of 9/30/10 Geographic Backlog Split 81% 6% 13% International NA Proprietary & DP NA Multi-Client

NYSE Amex: GOK 24 Data Processing and Interpretation 2010 bid activity Number of bids up 10% y/y 36% win rate Pricing slow to recover, but improvement anticipated in 1H11 Multi-Client data – On Time, Everytime Multi-Component processing potential Partnership with marine acquisition company (onboard processing) Additional satellite processing center opened in Calgary during 3Q10 Revenue $2.83 $2.47 $2.51 $2.87 $2.48 $2.36 $1.91 $0.0 $1.0 $2.0 $3.0 $4.0 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 ($ in millions)

NYSE Amex: GOK 25 Summary Recent industry challenges and depressed valuation create nice entry point Largest provider of onshore and TZ seismic data acquisition services in the Western Hemisphere (2nd largest world-wide) Growing backlog (81% international as of 9/30/10) with proven ability to execute E&P capital expenditure budgets expected to increase meaningfully Well positioned (infrastructure/assets/people) in profitable high-potential markets Fully trained, local management/technicians in key markets Ability to mobilize crews to most active regions as markets dictate Use of common equipment increases productivity and provides costs savings Uniquely qualified to operate in challenging environments Diversified customer base Extensive Multi-Client library currently focused on U.S. shale plays Underinvestment in energy, combined with declining production and expected GDP growth in many international markets, should ultimately lead to increased demand for our services

NYSE Amex: GOK Appendix

NYSE Amex: GOK 27 GOK Market Data (1) Data per ThomsonOne as of 9/30/10 Market Data Exchange/Ticker: NYSE Amex: GOK Stock Price as of 2/1/11 $8.78 Common Shares O/S (MM) as of 9/30/10 17.7 Current Market Capitalization (MM) $155.4 Average Volume (90 day) as of 2/1/11 97,392 shares Institutional Ownership (1) 71%

Multi-Client Accounting Example

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
1)	1,000					1,000								

Upon Start of the job, cash is received in increments from the underwriters. This cash is deferred until it is earned. Once earned it will be recognized as revenue.

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
2)	1,000			250		1,000					250			

The crew will then go out and begin recording the job. The crew expenses are incurred and charged to AP as occurs in regular operations. Once it is time to pay those amounts the entry will be between cash and AP.

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
3)	1,000			250		1,000	250				250	250		

At the end of the month the total accumulated expenses for the multi-client crew are deferred to the balance sheet as the "Investment in Multi-Client". These amounts represent our cash investment in acquiring multi-client surveys. Zero impact to EBITDA.

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
4)	1,000			250	200	1,000	250			200	250	250		

Once a delivery of processed data is made or a milestone is hit, the revenue for that transaction is recorded out of the deferred revenue from the initial pre-funding.

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
5)	1,000			250	200	1,000	250	190		200	250	250	190	

Once revenue is recognized, the appropriate amount of amortization is also taken based on the current IRR calculated for the project. This IRR, calculated quarterly, will determine the gross margin on the project. This is booked to amortization. 100% EBITDA on the revenue.

Balance Sheet	
Cash	1,000
Investment in MC	60
Assets	1,060
Accounts Payable	250
Deferred Revenue	800
Retained Earnings	10
Liabilities & Equity	1,060

Income Statement	
Revenues (MC)	200
COGS	0
SG&A **	0
EBITDA	200
Amortization	190
Net Income	10

Cash Flow	
Operating	
Net Income	10
Amortization	190
Change in AP	250
Change in Def Rev	800
	1,250
Investing	
Invest in MC library	(250)
Total Cash Flow	1,000

These are examples of how this transaction will flow through the financial statements if this were the only transaction. The EBITDA impact will be 100% of the revenue recognized as the "expense" recognized is in the form of amortization. That amortization rate is determined by an IRR calculation that is based off of future (risk-discounted) cash flows as compared to the estimated cost to complete the job. Once all of the revenue is recognized for the pre-funding, the remaining investment is amortized straight-line over 5 years. Late sales will take large portions of amortization against the investment, but it will still be adjusted to fully amortize after that initial 5 year period.

*** There are SG&A costs for sales people and management, but they were not included for this example as they are not significant. It is also important to note that SG&A is not capitalized for multi-client projects.*

Step	Cash Dr	Cash Cr	Accts Payable Dr	Accts Payable Cr	Deferred Rev. Dr	Deferred Rev. Cr	Investment Dr	Investment Cr	Revenue Dr	Revenue Cr	Expense Dr	Expense Cr	Amortization Dr	Amortization Cr
6)	1,000			250	200, 150	1,000	250	190, 150		200	250	250	190	

If the job is a shared job, such as with a JV, then one additional step is taken. The portion of money from the partner that is for their share is netted against the deferred revenue and the investment. The net amounts then represent the GOK portion of the transaction.

Notes: The data used in this example is not representative of any actual project and is intended to be used for educational purposes only. No changes in cash or AP are shown in this example as they follow a regular operating cycle. The Company capitalizes all costs directly associated with acquiring and processing the data, including the depreciation of the assets used in the production of surveys. The capitalized cost is charged to D&A in the period the sales occur based on the greater of the % of total estimated costs to the total estimated sales multiplied by actual sales, or the straight-line amortization method over 5 years.

Geokinetics™
NYSE Amex: GOK
28

NYSE Amex: GOK 29 OBC Data Quality Comparison

NYSE Amex: GOK 30 Marcellus Trace Density Comparison Smaller Bins + Higher Trace Density = Higher Quality Data = Improved Imaging 0 50000 100000 150000 200000 250000 300000 350000 400000 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 20000 Offset (ft) Traces per mi 2 GOK Waynesburg 3D (82.5 ft bins) Competitor 3D in Adjacent County (110 ft bins)

Investor Presentation Thank You For Your Interest